                                                                   EXHIBIT 10.9


                                IBM Proposal for

                                PRODUCT SUPPORT
                                    SERVICES


                                  prepared for

                            SPLITROCK SERVICES, INC.
                             2170 BUCKTHORNE PLACE
                                   SUITE 350
                            THE WOODLANDS, TX 77380

                               February 27, 1998

The information in this proposal shall not be disclosed outside the Splitrock Services, Inc. organization and shall not be duplicated, used or disclosed in whole or in part for any purpose other than to evaluate the proposal, provided that if a contract is awarded to IBM as a result of or in connection with the submission of this proposal, Splitrock Services, Inc. shall have the right to duplicate, use or disclose the information to the extent provided by the contract. This restriction does not limit the right of Splitrock Services, Inc. to use information contained in the proposal if it is obtained from another source without restriction.

TABLE OF CONTENTS

1.0 STATEMENT OF WORK ...................................................      1

1.1 PROJECT SCOPE .......................................................      1

1.2 KEY ASSUMPTIONS .....................................................      2

1.3 IBM RESPONSIBILITIES ................................................      4

1.4 SPLITROCK SERVICES RESPONSIBILITIES .................................      7

1.5 DELIVERABLE MATERIALS ...............................................      8

1.6 ESTIMATED SCHEDULE ..................................................      8

1.7 COMPLETION CRITERIA .................................................      9

1.8 CHARGES .............................................................      9

1.9 OTHER TERMS AND CONDITIONS ..........................................     10

APPENDIX A. GUIDELINES FOR DELIVERABLE MATERIALS ........................     12

APPENDIX B. PROJECT CHANGE CONTROL PROCEDURE ............................     13

SIGNATURE PAGE ..........................................................     14

AMENDMENT ...............................................................     15

1.0 STATEMENT OF WORK

This Statement of Work listed below shall be appended to and made a part of the IBM Customer Agreement (Agreement) - and any applicable attachments - which is hereby incorporated by reference. In the event of any contradiction, inconsistency or ambiguity between the terms and conditions of the two documents, this Statement of Work shall govern. This agreement represents the entire agreement between the two parties regarding this matter and replaces any prior oral or written communication.

This Statement of Work defines the scope of work to be accomplished by IBM. The tasks to be performed by IBM are defined and an estimated schedule is provided. In addition, the responsibilities of Splitrock Services, Inc. (Splitrock) are listed.

Changes to this Statement of Work will be processed in accordance with the procedure described in Appendix B, "Project Change Control Procedure". The investigation and the implementation of changes may result in modifications to the Estimated Schedule, Charges, or other terms of this Statement of Work.

The following are incorporated in and made part of this Statement of Work:

     Appendix A. Guidelines For Deliverable Materials

     Appendix B. Project Change Control Procedure

1.1 PROJECT SCOPE

This section describes the Services that IBM will provide Splitrock. You have selected the following services:

o    Project Management Services

o    Installation Management Services

o Right to locate Splitrock equipment to be serviced by IBM under this Statement of Work ("Splitrock Equipment") in IBM premises ("IBM Facilities") mutually agreed up by the parties ("IBM Sites").

The details of the selected Services are described in the following sections.

The Services described in this Statement of Work do not address the capability of your systems to handle date data within and between the twentieth and twenty-first centuries. You acknowledge that it is your responsibility to assess your current systems and take appropriate action to migrate to Year 2000 ready systems.

1.2 KEY ASSUMPTIONS

The services to be provided under this Statement of Work and the associated charges are based on the following assumptions. Any assumptions found invalid could have an effect on price or schedule and will be handled in accordance with the procedure described in Appendix B, "Project Change Control Procedure".

     o    General Assumptions

          1. This contract supersedes and replaces the existing Field Technical Manager (FTM) contract by and between Prodigy Services Inc. and IBM (reference IBM contract #2G24711, dated 11/12/96).

          2. Services will be provided during normal IBM business hours, 8:00 AM to 5:00 PM, Monday through Friday, excluding IBM holidays.

          3.   IBM may use subcontractors to perform some of the proposed work.

          4. IBM requires ten (10) business days' notice to begin work after contract acceptance.

          5. IBM estimated time frames subjected to delays caused by Splitrock in delivering requested or required information may result in changes to the project schedule and/or additional charges. IBM will inform Splitrock as soon as is practical in this event and the change will be processed in accordance with the procedure described in Appendix B, "Project Change Control Procedure".

          6. The price does not include: obtaining permits; cabling in asbestos or otherwise hazardous environments; drilling through walls, ceilings or floors; moving of furniture, desks or lift equipment.

          7. IBM will have reasonable access to and from all areas and systems affected by performance of the tasks as defined in the 1.3, "IBM Responsibilities" section of this Statement of Work.

          8. Any work cancellation may require a commercially reasonable effort to reschedule the engagement. Cancellation within forty-eight (48) hours of a scheduled engagement will result in a charge of four (4) hours of labor for each scheduled IBM resource against the IBM Customer Engineering (CE) hours available for this project.

          9. Splitrock personnel assigned to this project will have the technical skills necessary to participate in this effort.

          10. Splitrock will provide IBM with a list of locations at contract start date.

          11.  Splitrock is responsible for all taxes.

          12. Splitrock is responsible for all permits, licenses and rights of way. IBM will not be responsible for any costs or delays related to these permits, licenses or rights of way.

          13. Splitrock is responsible for all expenses incurred in its performance on this Statement of Work.

     o    INSTALLATION ASSUMPTIONS

          1. Any delay caused by Splitrock including, but not limited to, interference of work schedule, material delivery, change of work, or concealed conditions, resulting in an increase of cost to IBM to perform the work, will be handled in the manner described in Appendix B, "Project Change Control Procedure".

          2. Splitrock is responsible for the network design and the selection of network equipment as it relates to the performance of the network.

          3. IBM requires the following conditions to be met prior to the start of the installation of software:

               o    media format must match the target system;

               o    appropriate quantity of software licenses are supplied;

               o    the target system has adequate capability and capacity;

               o    required configuration information is available;

               o software will be readily available at the point of installation;

               o supporting documentation and manufacturer's support information will be supplied; and

               o    there is no conflict with proprietary software.

          4. Installations will be made using the manufacturer's default settings. Software problem resolution will be charged at the applicable hourly rate and handled via the Project Change Control Procedure if the system does not properly perform when installed with the manufacturer's specifications. Note: Use of custom or proprietary software increases the probability of software problems.

          5. Splitrock assumes all responsibility for data and application integrity, and may engage IBM to perform backup and restores at the applicable hourly rate.

          6. Resolution of problems caused by system configurations or software not identified in this Statement of Work will be charged on an hourly basis and handled via the Project Change Control Procedure. IBM will install the hardware and software to the manufacturer's specifications. If the system does not function properly or the system is defective, then IBM will notify Splitrock.

          7. IBM reserves the right to adjust the hourly rates in situations where insufficient information has been provided and a different skill level is required to complete the required task.

          8. All hardware and software to be installed by IBM under this Statement of Work will be provided by Splitrock.

          9. The project schedule will be developed by Splitrock. IBM will be provided the opportunity to modify the schedule to facilitate resource balancing.

     o    IBM SPACE ASSUMPTIONS

          1. The IBM Sites and the non-IBM sites owned or leased by Splitrock are sometimes collectively called "Splitrock Local Sites" or "SLS".

1.3 IBM RESPONSIBILITIES

The tasks IBM will perform are described below. These tasks will be performed by IBM personnel or personnel subcontracted by IBM.

1.3.1 IBM PROJECT MANAGEMENT

Prior to the start of this Statement of Work, IBM will designate a person, known as the Project Manager, to whom Splitrock will address all project communications.

DESCRIPTION: The objective of this task is to provide technical direction and control of IBM project personnel and to establish a framework for project communications, reporting, procedural and contractual activity. The subtasks are:

     1. Review the Statement of Work and the contractual responsibilities of both parties with the Splitrock Project Manager.

     2. Review and administer the Project Change Control Procedure with the Splitrock Project Manager.

     3.   Direct and manage the tasks of the IBM supplied personnel.

     4. Attend Bi-Monthly meetings, scheduled by Splitrock at either the White Plains or Yorktown facility.

     5. Prepare and submit a Quarterly Project Status Report to the Splitrock Project Manager.

     6.   Work with Splitrock Project Manager to resolve service issues.

     7. Distribute project information to IBM Branch Offices for your Locations.

COMPLETION CRITERIA: This task will be considered complete when all other IBM tasks in this Statement of Work are completed or up to 180 hours of Project Management has been provided, which ever occurs first.

DELIVERABLE: Quarterly Project Status Report -- Type II.

1.3.2 USE OF IBM SPACE

DESCRIPTION: IBM will allow Splitrock to house the Splitrock equipment that IBM will service under this Statement of Work in IBM Facilities, identified by Splitrock and agreed to by IBM. These IBM sites will be located throughout the continental United States. Splitrock will pay IBM the Equipment and Housing Charge, as defined in, and in accordance with, section 1.8 hereof, for such right to house its equipment at the IBM sites.

The subtasks are:

     1. The IBM Project Manager will perform a quarterly review of the existing IBM sites and will inform Splitrock of any impending IBM Facilities closings discovered during that review.

COMPLETION CRITERIA: This task will be considered complete when IBM has performed a quarterly review of the existing IBM sites and has informed Splitrock of impending site closings of IBM Facilities discovered during that review.

DELIVERABLE: None.

1.3.3 INSTALLATION MANAGEMENT SERVICES

DESCRIPTION: IBM will provide Splitrock with Field Technical Manager (FTM) Services.

The tasks to be performed, under the direction of the Splitrock Project Manager, at each location (as specified in the "Amendment to Terms and Conditions for Splitrock Services Co-Locate sites") are as follows:

     1. Troubleshoot operational problems to provide problem determination and resolution.

     2. Perform maintenance and changes/upgrades on equipment listed in Appendix C, "Splitrock Equipment List" within the Splitrock schedule.

     3. Perform changes to the Splitrock environmental monitoring device and DSUs listed in Appendix C, "Splitrock Equipment List".

     4. Install hardware (additions or new installations) such as integrated Communications Subsystem, frame relay, and associated equipment and other hardware which is considered part of the local processor configuration.

     5. Perform equipment removal and retrieval for shipment and delivery to Splitrock.

     6. Make changes to software which includes the installation of the local processor program fixes, driver codes, operating system and other replacement as needed.

     7. Provide site access and standby for installation of local and backbone lines. Provide new circuit IDs and telephone numbers provided to IBM by telephone vendor to the Splitrock Project Manager.

     8. Perform inventory control by verifying equipment upgrades to the Splitrock Project Manager and the Network Control Center and communicate the inventory accounting information (serial numbers) to the Splitrock Project Manager for new equipment installed at the Splitrock Local Site.

     9. Interface with local vendors and provide feedback on the vendor activities at the Splitrock Local Site and as appropriate, update the Splitrock Project Manager on vendor activities.

     10. Perform site maintenance by changing the Cypher lock combination as requested and providing the new combination to the Splitrock Project Manager, scheduling and monitoring air conditioning preventative maintenance; and notifying the Splitrock Project Manager of scheduled building maintenance at IBM sites only. IBM will make arrangements to keep the Splitrock Local Site active if the outage is during service hours.

     11. Perform periodic site visits as scheduled to verify per Splitrock Field Technical Manager's direction:

          o    Dial tone on phone lines
          o    Air conditioner alarms
          o    Site temperature
          o    Proper local processor operation
          o    Proper ICS fan operation
          o    DSU lights operation
          o    Proper function of modem lights
          o    Site door security
          o    Visitor log (noting visits)
          o    Update white board
          o    Proper telemonitor operation
          o    Cables and connectors are secure
          o    Circuit breakers are not tripped
          o    UPS battery charger functioning properly (UPS sites only)

          Periodically:

          o Speak to building manager to find out about scheduled repairs or changes

          As Required:

          o Run Splitrock provided verification diskette to check out local processor components.

          Quarterly:

          o    Check voltage on cable racks

          o Provide access at non-IBM sites as needed for scheduled air conditioning maintenance

In the dispatch system, each site will be assigned to a "primary" trained CE with backup personnel also identified.

COMPLETION CRITERIA: This task will be considered complete when IBM has provided up to 2400 hours of IBM Customer Engineering time in support of the tasks outlined in this section.

DELIVERABLE: None.

1.4 SPLITROCK SERVICES RESPONSIBILITIES

The responsibilities listed in this section are in addition to those responsibilities specified in the Agreement and are to be provided at no charge to IBM. IBM's performance is predicated upon the following responsibilities being fulfilled by Splitrock.

1.4.1 SPLITROCK PROJECT MANAGER

Prior to the start of this Statement of Work under the Agreement, Splitrock will designate a person, known as the Splitrock Project Manager, to whom all IBM communications will be addressed and who has the authority to act for Splitrock in all aspects of the contract.

The Splitrock Project Manager's responsibilities include:

     o    Review the Statement of Work with the IBM Project Manager.

     o Serve as the interface between the IBM Project Manager and all Splitrock departments participating in this project.

     o With the IBM Project Manager, administer the Project Change Control Procedure.

     o Obtain and provide information, data, decisions and approvals, within three (3) working days of IBM's request unless Splitrock and IBM agree to an extended response time.

     o Help resolve project issues and escalate issues within the Splitrock organization, as necessary.

     o    Schedule and attend local Bi-Monthly meetings with the IBM Project
          Manager.

     o Ensure IBM services personnel have access to all necessary and appropriate resources (e.g. manuals, program directories, userids, systems programming personnel) for the duration of the project.

     o Ensure IBM services personnel are provided appropriate access and authorization to the Splitrock system and resources for the duration of this project.

     o Ensure a working environment that is safe and in compliance with all applicable local, state, and federal laws.

     o Coordinate services through Splitrock's Network Control Center and Splitrock FTMs.

     o    Receive, review and maintain IBM-prepared status reports.

The person designated as Splitrock Project Manager or his/her back-up must be available to the project on a regular basis during the Contract Term.

1.4.2 THE USE OF IBM FACILITIES FOR HOUSING SPLITROCK EQUIPMENT

Splitrock will inform the IBM Project Manager on a monthly basis of its desire to continue or discontinue its use of each IBM Site where it is currently housing Splitrock Equipment.

1.4.3 INSTALLATION MANAGEMENT SERVICE

Prior to the Start Date in the Estimated Schedule of Services, Splitrock will identify to IBM all SLS's requiring Services. For each SLS, the information will specify 1) the address, 2) the name of your responsible FTM, and 3) whether the site is an IBM or a non-IBM Site.

You will also:

     o    provide IBM CEs with site specific training as required
     o    provide access for IBM personnel in non-IBM Sites
     o    provide all permits, licenses, and rights of way
     o    provide adequate and secure on-site storage for all deliveries

1.4.4 OFFICE SPACE, SUPPLIES AND FACILITIES

At the start of this contract, and for the duration, Splitrock will provide suitable office space, office supplies, furniture, telephone and other facilities equivalent to those provided to Splitrock personnel for the IBM project personnel while working on the non-IBM Sites.

1.4.5 SECURITY AND LAWS

Splitrock is responsible for the actual content of any data file, selection and implementation of controls on its access and use, and security of the stored data. Splitrock will identify and make the interpretation of any applicable federal, state and local laws, regulations and statutes and ensure that products of the system meet those requirements.

1.5 DELIVERABLE MATERIALS

The following Deliverable Materials will be delivered to Splitrock under this Statement of Work. See Appendix A, "Guidelines for Deliverable Materials" for a description of each deliverable.

     1.   Quarterly Project Status Report (Type II)

1.6 ESTIMATED SCHEDULE

The estimated start date for the services is March 1, 1998. The estimated end date for the services is February 28, 1999. The actual project dates will be negotiated by IBM and Splitrock once this Statement of Work is in effect.

1.7 COMPLETION CRITERIA

The project will be considered complete when the IBM tasks described in this Statement of Work have been fulfilled, including the delivery to Splitrock of the materials described in 1.5 "Deliverable Materials" or when either Splitrock or IBM terminates this Statement of Work in accordance with the provisions of the Agreement.

1.8 CHARGES

The target price for performing the IBM tasks defined in this Statement of Work is $314,400 plus any applicable taxes.

PRICING BREAKDOWN:

     o FTM Services -- estimated target price $228,600 (2400 hours at $95.25/hour)

          The estimated target pricing listed above is based on Splitrock utilizing up to (2,400) hours of CE time including up to (150) hours of Project Management -- equivalent to (600) hours per quarter.

          Should the target of (600) hours not be met each quarter, the hourly rate will vary as follows:

          Hours logged per quarter      Fee per hour
          ------------------------      ------------
                 1 - 250 hours            $125.25
               251 - 500 hours            $110.25
               501 +     hours            $ 95.25

     o    Equipment Housing Charge - $85,800

          Price for Equipment Housing is an estimate assuming that there are seventeen (17) sites on the contract which consist of sixteen (16) 80 sq. ft. sites and one (1) 150 sq. ft. site.

          Existing Sites $85,800

          One (1) existing site occupies 150 square feet and will be billed at a rate of $750 per month per site. The other sixteen (16) existing sites on the contract each occupy 80 square feet and will be billed at a rate of $400 per month per site.

          The total Equipment Housing Charge will be adjusted in the event that the number of, or square footage of, any of the IBM Sites changes. Equipment Housing Charges for new IBM Sites will be as set forth in the Addendum.

TRAVEL:

Travel Expenses -- Travel expenses will be invoiced based upon the actual travel expenses incurred. Travel expenses are in addition to the travel labor charges defined in the following paragraph. All travel expenses (air fare, lodging, meals, and car rentals) will be actual and reasonable.

Travel Labor -- Normal travel has been included in the rates specified above for travel to installation sites less then one hour from an IBM service reporting location. If an installation location requires travel of one hour or more, one way, from the IBM service reporting location, the excess travel shall be invoiced at an hourly rate of $95.25 per hour.

OVERTIME:

If a services engagement requires work to be performed outside IBM normal business hours of 8 AM - 5 PM, Monday - Friday, local time, the excess hours over and above forty (40) hours shall be subject to premium charges.

Work performed in excess of 8.8 contiguous hours (excluding meal breaks) in one day or forty-four (44) hours in one week will be considered overtime. IBM will invoice for all overtime work that is performed as a part of this agreement.

INVOICING:

IBM will bill you quarterly for the actual number of hours of FTM services which have been provided. Rental charges will be billed quarterly. Payment is due upon receipt.

This offer is valid for thirty days.

1.9 OTHER TERMS AND CONDITIONS

1.9.1 CONTRACT HOURS

     o This contract entitles Splitrock up to two thousand, eight hundred, eight hours (2,400) of IBM Customer Engineer time per year to be used as needed in any of the sites identified by Splitrock to perform the services described in items 1-10 of the section 1.3.3, "Installation Management Services".

     o Customer Engineer time will be tracked and reported on a quarterly basis.

     o Travel time as well as time performing FTM services will be counted against the (2,400) hours of the contract.

     o Splitrock will be invoiced for CE hours used in excess of (2400) hours at the same rate per hour as the block of hours rate of $95.25 per hour. The scope of work for the CE is defined in the section 1.3.3, "Installation Management Services".

     o    All changes will be handled by the Project Change Control Procedure.

1.9.2 IDENTIFYING SITES FOR COVERAGE

Sites listed in the Addendum to the Statement of Work will be included in this contract upon acceptance of the terms and conditions of this agreement by Splitrock.

New IBM Sites, and non-IBM Sites, will be added to this agreement upon mutual agreement of both IBM and Splitrock.

1.9.3 DISTRIBUTION RIGHTS

The content of this Statement of Work and associated attachments shall not be distributed outside Splitrock, and shall not be duplicated, used, or disclosed in whole or in part for any purpose other than to evaluate this Proposal. Any other use is prohibited unless authorized in writing by IBM.

1.9.4 EQUIPMENT OWNERSHIP

You represent that you are either the owner of each item of Splitrock Equipment or are authorized by its owner to include it under this Statement of Work.

1.9.5 TERMINATION

Splitrock has the right to cancel this contract -- without any financial penalty -- if IBM performs unsatisfactorily and IBM does not correct the problems within 30 days. In this instance, Splitrock will only be responsible for charges associated with services already rendered.

Either party may terminate this Statement of Work without cause upon thirty
(30) days prior written notice. In the event of cancellation by Splitrock, a penalty shall be incurred for the cancellation of dedicated on-site support in the form of two (2) additional months of charges (320 hours) at the hourly rate of $95.25 per hour for a total penalty fee of $30,480. This sum, shall be in addition to the payment or charges associated with services actually performed.

IBM reserves the right at any time, upon reasonable notice to Splitrock, to terminate Splitrock's right to house the Splitrock Equipment at any IBM Site. In the event of any termination of this Statement of Work or the IBM Customer Agreement, Splitrock's right to house the Splitrock Equipment at the IBM Sites shall be automatically terminated.

If Splitrock's right to house the Splitrock Equipment is terminated; IBM or Splitrock will remove the Splitrock Equipment and Splitrock will reimburse IBM for any repair IBM deems necessary due to damage caused by such removal. IBM's sole responsibility shall be to refund to Splitrock any prepaid Equipment Housing charges not yet earned.

APPENDIX A. GUIDELINES FOR DELIVERABLE MATERIALS

QUARTERLY PROJECT STATUS REPORT

PURPOSE: IBM will provide a Quarterly Project Status Report to the Splitrock Project Manager advising Splitrock of the progress and status of the IBM activities.

CONTENT: The report will consist of the following, as appropriate:

     o    Activities, performed during the reporting period.

     o    Summary of hours expended

     o    Activities planned for the next reporting period.

     o    Project change control summary.

     o    Problems, concerns, and recommendations.

DELIVERY: One (1) hard copy will be delivered to the Splitrock Project Manager within five (5) business days following the reporting period.

APPENDIX B. PROJECT CHANGE CONTROL PROCEDURE

The following provides a detailed process to follow if a change to this Statement of Work (SOW) is required:

When both of us agree to a change in this Statement of Work, we will prepare a written description of the agreed change (called a "Change Authorization"), which both of us must sign. The Change Authorization will describe the change, the rationale for the change, and specify any change in the charges, estimated schedule, or other terms. Depending on the extent and complexity of the requested changes, we may charge for our effort required to analyze it. When, charges are necessary in order for us to analyze a change, we will give you a written estimate and begin the analysis on your written authorization. The terms of a mutually agreed upon Change Authorization will prevail over those of this Statement of Work or any previous Change Authorization.

CUSTOMER AGREEMENT

STATEMENT OF WORK FOR PROJECT SUPPORT SERVICES
_______________________________________________________________________________

                                CUSTOM SERVICES

This document is a Statement of Work to the New Customer Agreement. Project Support Services only if no machine or licensed program procedures are acquired under the Statement of Work. Such types are available only under the name of 1) the New Customer Agreement (or any equipment agreement signed by both of us) or
2) the applicable third party agreement.

Scope of Services, Competition Criteria, charges and other applicable terms:

Refer to IBM Proposal for Product Support Services dated February 27, 1998 section "Statement of Work".


Charges: $314,400
_______________________________________________________________________________

Each of us agrees that the corporate agreement between us above [ILLEGIBLE] Services consists of 1) this Statement of Work and 2) the IBM Customer Agreement or IBM Customer Agreement -- Project Support Services, as applicable, (or any equivalent agreement signed by both of us).


Agreed to (IBM Customer Name):                 Agreed to:
Splitrock Services                             International Business Machines

By  /s/ William Wilson                         By  /s/ Masha Yankelev
  ___________________________                      ____________________________
  Authorized signature                             Authorized signature

  Name (type or print)                             Name (type or print)
  William Wilson                                   Masha Yankelev

Date: 3/2/98                                   Date: 3/13/98

Customer number: [ILLEGIBLE]                   Relocation Agreement number:
                                               6B10697

Customer address:                              Statement of Work number: [ILLEGIBLE]
2170 Buckthorne Place                          IBM office number: 100
Suite 350
The Woodlands, Texas 77380
                                               IBM Office Address:
Project name or identification:                    [ILLEGIBLE]
 Product Support Services                          Sleepy Hollow, NY [ILLEGIBLE]


Estimated Start Date: March 1, [ILLEGIBLE]
Estimated  End Date: February 29, [ILLEGIBLE]

      INTERNATIONAL BUSINESS MACHINES CORPORATION ARMONK, NEW YORK 10504

                       ADDENDUM TO THE STATEMENT OF WORK
                            FOR SPLITROCK SERVICES
                                   IBM SITES

Name and Address of Customer:                Reference Agreement No.:

SPLITROCK SERVICES
1565 FRONT STREET                            Reference SOW No.: 2H34516
YORKTOWN, NY 10598

                                             IBM Branch Office No.: 180

IBM Branch Office Address:                   Customer No.: 8383569
IBM GLOBAL SERVICES
RT. 9 TOWN OF MT PLEASANT
SLEEPY HOLLOW, NY 10591

Splitrock Services (you) and International Business Machines Corporation (IBM) agree that the following terms and conditions amend and/or add to the referenced Agreement and the referenced Statement of Work (SOW). IBM will allow Splitrock to house Splitrock Equipment in IBM Sites.

1. TERM

This Contract becomes effective on the date this Contract, signed by you, is accepted by IBM. The Commencement Date of this Contract shall be the date mutually agreed upon by you and IBM provided such date follows IBM's acceptance of this Contract. IBM will indicate the Commencement Date in the Supplement. The Term of this Contract will begin on such Commencement Date and continue for a duration to the contract end date.

Unless notified by IBM to the contrary, you may renew this Contract for an additional Term of one year. IBM will advise you of the terms and conditions for such renewal. You must provide written notice to IBM by November 1, 1998 of any intent to renew this contract.

2. EXISTING IBM SITES

Your right to house the Splitrock Equipment at each IBM Site will begin March 1, 1998 at 12:01 AM and will expire on February 28, 1999 at 11:59 PM unless terminated earlier pursuant to the Statement of Work number 2H34516.

     o    The following list details the IBM Sites:

          Albuquerque
          Austin
          Birmingham
          Cincinnati
          Toledo
          Columbus
          Durham
          Grand Rapids
          Honolulu
          Jacksonville
          Louisville
          Melbourne
          Nashville
          Norfolk
          Pittsburgh
          Omaha
          Akron

If IBM does not have an IBM facility available to house Splitrock's Equipment, Splitrock will be responsible for finding a new non-IBM Site. You agree to advise IBM, at least 2 weeks in advance, of the date you will install Splitrock Equipment at each IBM Site or non-IBM Site to ensure that the site is ready for the Splitrock Equipment installation.

All new IBM Sites where Splitrock houses its equipment after March 1, 1998 through February 28, 1999 will have some fixed cost associated with the new IBM Sites. The charges will be as follows:

$60 sq. ft., UPS-$6500, Project Management-$1400, Site Support-$5000

The site support cost includes supporting the new site for 90 days and training for the CE. At the end of the 90 days, the new site will follow the same Terms and Conditions as an existing site.

3. ACCESS

IBM will contact IBM personnel, or subcontractor personnel, responsible to service your equipment and provide them access to IBM Sites during normal business hours. However, outside normal business hours, IBM will contact such personnel and will dispatch an IBM


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representative to provide them access subject to the terms of the referenced
SOW. IBM will provide a list of personnel in each location for you to contact for access 24 hours a day, 7 days a week.

4. HOUSING EQUIPMENT CHARGES-PAID QUARTERLY

You agree to pay IBM the Charge for each IBM Site. For new IBM Sites, this Charge will be calculated using an annual rate of $60 per square foot for each IBM Site.

5. PAYMENT AND TAXES

IBM will invoice you quarterly for the Housing Equipment Charge for each IBM Site. Payment is due within 30 days of the date of invoice.

In addition to the Housing Equipment Charges under this Contract, you agree to pay an amount equal to any taxes, other than real estate taxes, resulting from this Contract, or any activities hereunder, exclusive of the taxes based upon IBM's net income.

6. POINTS OF CONTACT

Prior to the Commencement Date of this Contract, each party will designate a person who will be the point of contact for the party in communicating with the other party and will be responsible for coordinating activities under this Contract.

7. WITHDRAWAL/TERMINATION

You may withdraw IBM Sites or terminate this Contract prior to the end of its Term, upon thirty (30) days written notice to IBM. IBM may terminate this contract or Splitrock's rights as to any SLS in accordance with Section 1.9.5 "Termination" of the Statement of Work.

8. OPERATION AND MAINTENANCE

It is IBM's intent that the IBM sites will remain operational 24 hours a day, 7 days a week.

IBM will use reasonable efforts to provide Splitrock beneficial use of IBM Sites as outlined in this Statement of Work for the entire Term of the Contract. Should this not occur, due to events caused by IBM, IBM will suspend the Monthly Charges and obligations for the period when beneficial use is not available.

9. INSURANCE

Throughout the Term, Splitrock shall maintain a policy of insurance covering the Splitrock Equipment against loss, damage, or destruction caused by boiler explosion, machine breakdown, fire and the perils specified in the standard extended coverage endorsement, by vandalism and


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malicious mischief, and by sprinkler, gas, water, steam and sewer leakage. The amount of insurance shall equal one hundred percent
(100%) of the replacement cost of the Splitrock Equipment.

Splitrock hereby waives its right of recovery against IBM and releases IBM from any claim arising out of loss, damage or destruction to the Splitrock Equipment and contents thereon or therein whether or not such loss, damage or destruction may be attributable to the fault or negligence of IBM or its agents, invitees, contractors or employees. Such casualty insurance policy shall include a waiver of the insurer's rights of subrogation against IBM not an insured under said policy. Splitrock shall look solely to the proceeds of its casualty insurance policy (and to its own funds to the extent it is self-insured) to compensate it for any such loss, damage or destruction.

10. GENERAL

You may not assign this Contract without the specific written permission of IBM. Any attempt to assign any of the rights, duties or obligations of this Contract without such consent is void.

If there is a conflict between the terms and conditions of this Contract and the Agreement this Contract will prevail.

THE PARTIES ACKNOWLEDGE THAT THEY HAVE READ THIS CONTRACT, UNDERSTAND IT, AND AGREE TO BE BOUND BY ITS TERMS AND CONDITIONS. FURTHER, THEY AGREE THAT THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN THE PARTIES SHALL CONSIST OF THIS CONTRACT, THE AGREEMENT, THE REFERENCED SOW, AND APPLICABLE SUPPLEMENTS, INCLUDING THOSE EFFECTIVE IN THE FUTURE. THIS STATEMENT OF THE AGREEMENT SUPERSEDES ALL OTHER PRIOR PROPOSALS, ORAL OR WRITTEN, AND ALL OTHER COMMUNICATIONS BETWEEN THE PARTIES RELATING TO THIS SUBJECT.


Accepted by:                                  Splitrock Services, Inc.
INTERNATIONAL BUSINESS MACHINES               --------------------------
CORPORATION                                          Customer

By /s/ Masha Yankelev                         By /s/ William Wilson
------------------------------                ------------------------------

Masha Yankelev        3/13/98                 William Wilson         3/2/98
------------------------------                ------------------------------
Name (Type or Print)    Date                  Name (Type or Print)    Date


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